                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1996 - D

                           MONTHLY SERVICER'S CERTIFICATE




Accounting Date:                March 31, 1997
Determination Date:             April  5, 1997
Distribution Date:              April 15, 1997
Monthly Period Ending:          March 31, 1997


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 3, 1996, among Olympic Automobile Receivables Trust, 1996-D (the "Trust"), Olympic Receivables Finance Corp., as Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I. Collection Account Summary

   Available Funds:
     Payments Received                                        $24,567,159.29
     Liquidation Proceeds (excluding Purchase Amounts)           $515,103.12
     Current Monthly Advances                                    $196,543.50
     Amount of withdrawal, if any, from the Reserve Account            $0.00
     Monthly Advance Recoveries                                 $(140,895.58)
   Purchase Amounts-Warranty and Administrative Receivables       $64,515.22
   Purchase Amounts - Liquidated Receivables                           $0.00
   Income from investment of funds in Trust Accounts              $84,550.82
                                                              --------------
   Total Available Funds                                                        $25,286,976.37
                                                                                --------------
                                                                                --------------
   Amounts Payable on Distribution Date:
    Reimbursement of Monthly Advances                                  $0.00
    Backup Servicer Fee                                                $0.00
    Basic Servicing Fee                                          $574,525.54
    Trustee and other fees                                             $0.00
    Class A-1 Interest Distributable Amount                      $172,681.68
    Class A-2 Interest Distributable Amount                    $1,030,208.33
    Class A-3 Interest Distributable Amount                      $619,791.67
    Class A-4 Interest Distributable Amount                      $756,250.00
    Class A-5 Interest Distributable Amount                      $466,145.83
    Noteholders' Principal Distributable Amount               $18,778,548.91
    Certificateholders' Interest Distributable Amount            $372,604.17
    Certificateholders' Principal Distributable Amount                 $0.00
    Amounts owing and not paid to Security Insurer under
      Insurance Agreement                                              $0.00
    Supplemental Servicing Fees (not otherwise paid
      to Servicer)                                                     $0.00
    Spread Account Deposit                                     $2,516,220.24
                                                              --------------
    Total Amounts Payable on Distribution Date                                  $25,286,976.37
                                                                                --------------
                                                                                --------------

II.   Available Funds


      Collected Funds (see V)
        Payments Received                                                 $24,567,159.29
        Liquidation Proceeds (excluding Purchase Amounts                  $   515,103.12   $25,082,262.41
                                                                          --------------
      Purchase Amounts                                                                         $64,515.22


      Monthly Advances
      Monthly Advances - current Monthly Period (net)                         $55,647.92
      Monthly Advances - Outstanding Monthly Advances
       not otherwise reimbursed to the Servicer                                    $0.00       $55,647.92
                                                                         --------------
      Income from investment of funds in Trust Accounts                                        $84,550.82
                                                                                           --------------
      Available Funds                                                                      $25,286,976.37
                                                                                           --------------
                                                                                           --------------


III. Amounts Payable on Distribution Date

     (i)(a) Taxes due and unpaid with respect to the Trust
            (not otherwise paid by OFL or the Servicer)                                             $0.00

     (i)(b) Outstanding Monthly Advances (not otherwise reimbursed
            to Servicer and to be reimbursed on the Distribution  Date)                             $0.00

     (i)(c) Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                         $0.00

     (ii) Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):

               Owner Trustee                                                       $0.00
               Administrator                                                       $0.00
               Indenture Trustee                                                   $0.00
               Indenture Collateral Agent                                          $0.00
               Lockbox Bank                                                        $0.00
               Custodian                                                           $0.00
               Backup Servicer                                                     $0.00
               Collateral Agent                                                    $0.00            $0.00
                                                                          --------------
   (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                              $574,525.54

   (iii)(b) Supplemental Servicing Fees (not otherwise
             paid to Servicer)                                                                      $0.00

   (iii)(c) Servicer reimbursements for mistaken deposits
             or postings of checks returned for insufficient
             funds (not otherwise reimbursed to Servicer)                                           $0.00

    (iv)    Class A-1 Interest Distributable Amount                                           $172,681.68
            Class A-2 Interest Distributable Amount                                         $1,030,208.33
            Class A-3 Interest Distributable Amount                                           $619,791.67
            Class A-4 Interest Distributable Amount                                           $756,250.00
            Class A-5 Interest Distributable Amount                                           $466,145.83

     (v)    Noteholders' Principal Distributable Amount
            Payable to Class A-1 Noteholders                                               $18,778,548.91
            Payable to Class A-2 Noteholders                                                        $0.00
            Payable to Class A-3 Noteholders                                                        $0.00
            Payable to Class A-4 Noteholders                                                        $0.00
            Payable to Class A-5 Noteholders                                                        $0.00

    (vi)    Certificateholders' Interest Distributable Amount                                 $372,604.17

   (vii)    Unpaid principal balance of the Class A-1
            Notes after deposit to the Note Distribution Account
            of any funds in the Class A-1 Holdback Subaccount
            (applies only on the Class A-1 Final Scheduled
            Distribution Date)                                                                      $0.00

  (viii)    Certificateholders' Principal Distributable Amount                                      $0.00

    (ix)    Amounts owing and not paid to Security Insurer
             under Insurance Agreement                                                              $0.00
                                                                                            -------------
            Total amounts payable on Distribution Date                                     $22,770,756.13
                                                                                           --------------
                                                                                           --------------



IV.  Calculation of Credit Enhancement Fee (Spread Account
     Deposit); withdrawal from Reserve Account; Deficiency
     Claim Amount; Pre-Funding Account Shortfall and
     Class A-1 Maturity Shortfall

     Spread Account deposit:

       Amount of excess, if any, of Available Funds
       over total amounts payable (or amount of such
       excess up to the Spread Account Maximum Amount)                          $2,516,220.24

     Reserve Account Withdrawal on any Determination Date:

        Amount of excess, if any, of total amounts payable over
        Available Funds (excluding amounts payable under item (vii)
          of Section III)                                                               $0.00

        Amount available for withdrawal from the Reserve Account
        (excluding the  Class A-1 Holdback Subaccount), equal
        to the difference between the amount on deposit in the
        Reserve Account and the Requisite Reserve Amount (amount
        on deposit in the Reserve Account calculated taking into
        account any withdrawals from or deposits to the Reserve Account
        in respect of transfers of Subsequent Receivables)                              $0.00

        (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
        Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

        Amount of withdrawal, if any, from the Reserve Account                          $0.00

 Reserve Account Withdrawal on Determination Date for Class A-1
    Final Scheduled Distribution Date:

        Amount by which (a) the remaining principal balance of the
        Class A-1 Notes  exceeds (b) Available Funds after payment of
        amounts set forth in item (v) of Section III                                    $0.00

        Amount available in the Class A-1 Holdback Subaccount                           $0.00

        (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
        Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
        Noteholders)

        Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount            $0.00

 Deficiency Claim Amount:

        Amount of excess, if any, of total amounts payable over funds available for withdrawal  from Reserve Amount, the Class A-1
        Holdback Subaccount and Available Funds                                         $0.00

        (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

 Pre-Funding Account Shortfall:

        Amount of excess, if any, on the Distribution Date on or
        immediately following the end  of the Funding Period, of (a)
        the sum of the Class A-1 Prepayment Amount, the Class A-2
        Prepayment Amount, the Class A-3 Prepayment Amount, the Class
        A-4 Prepayment Amount, and the Class A-5 Prepayment Amount
        over (b) the amount on deposit in the Pre-Funding Account                       $0.00

 Class A-1 Maturity Shortfall:

        Amount of excess, if any, on the Class A-1 Final Scheduled
        Distribution Date, of (a)  the unpaid principal balance of the
        Class A-1 Notes over (b) the sum of the amounts  deposited in the Note Distribution Account under item (v) and (vii) of
        Section III or  pursuant to a withdrawal from the Class A-1
        Holdback Subaccount.                                                            $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account
        Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
        Shortfall.)


V.    Collected Funds

      Payments Received:
          Supplemental Servicing Fees                                        $0.00
          Amount allocable to interest                               $8,714,552.33
          Amounts allocable to principal                            $15,852,606.96
          Amount allocable to Insurance Add-On Amounts                       $0.00
          Amount allocable to Outstanding Monthly Advances
           (reimbursed to the Servicer prior to deposit in
           the Collection Account)                                           $0.00
                                                                    --------------
      Total Payments Received                                                           $24,567,159.29

      Liquidation Proceeds:
           Gross amount realized with respect to Liquidated
             Receivables                                                $586,212.17

           Less: (i) reasonable expenses incurred by Servicer
            in connection with the collection of such Liquidated
            Receivables and the repossession and disposition
            of the related Financed Vehicles and (ii) amounts
            required to be refunded to Obligors on such Liquidated
            Receivables                                                 $(71,109.05)
                                                                     --------------
      Net Liquidation Proceeds                                          $515,103.12

      Allocation of Liquidation Proceeds:
            Supplemental Servicing Fees                                       $0.00
            Amount allocable to interest                                      $0.00
            Amounts allocable to principal                                    $0.00
            Amount allocable to Insurance Add-On Amounts                      $0.00
            Amount allocable to Outstanding Monthly Advances
             (reimbursed to the Servicer prior to deposit in the
             Collection Account)                                              $0.00            $0.00
                                                                     --------------   --------------
      Total Collected Funds                                                           $25,082,262.41
                                                                                      --------------
                                                                                      --------------
VI.   Purchase Amounts Deposited in Collection Account

            Purchase Amounts - Warranty Receivables                                            $0.00
            Amount allocable to interest                                      $0.00
            Amounts allocable to principal                                    $0.00
            Amount allocable to Outstanding Monthly Advances
             (reimbursed to the Servicer prior to deposit in the
             Collection Account)                                              $0.00

      Purchase Amounts - Administrative Receivables                       64,515.22
            Amount allocable to interest                                      $0.00
            Amounts allocable to principal                               $64,515.22
            Amount allocable to Outstanding Monthly Advances
             (reimbursed to the Servicer prior to deposit in
             the Collection Account)                                          $0.00
                                                                      -------------
      Total Purchase Amounts                                                              $64,515.22
                                                                                      --------------
                                                                                      --------------
VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                       $247,867.52

      Outstanding Monthly Advances reimbursed to the
       Servicer prior to deposit in the Collection
       Account from:
      Payments received from Obligors                                  $(140,895.58)
      Liquidation Proceeds                                                    $0.00
      Purchase Amounts - Warranty Receivables                                 $0.00
      Purchase Amounts - Administrative Receivables                           $0.00
                                                                     --------------
      Outstanding Monthly Advances to be netted against
       Monthly Advances for the current Monthly Period                                   $(140,895.58)

      Outstanding Monthly Advances to be reimbursed out
       of Available Funds on the Distribution Date                                       $(140,895.58)

      Remaining Outstanding Monthly Advances                                              $106,971.94

      Monthly Advances - current Monthly Period                                           $196,543.50
                                                                                       --------------
      Outstanding Monthly Advances - immediately following
       the Distribution Date                                                              $303,515.44
                                                                                       --------------
                                                                                       --------------

 VIII. Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

          Payments received allocable to principal                                         $15,852,606.96
          Aggregate of Principal Balances as of the
          Accounting Date of all Receivables that became
            Liquidated Receivables during the Monthly Period                                $2,861,426.73
          Purchase Amounts - Warranty Receivables allocable
            to principal                                                                            $0.00
          Purchase Amounts - Administrative Receivables
            allocable to principal                                                             $64,515.22
          Amounts withdrawn from the Pre-Funding Account                                            $0.00
          Cram Down Losses                                                                          $0.00
                                                                                           --------------
          Principal Distribution Amount                                                    $18,778,548.91
                                                                                           --------------
                                                                                           --------------
       B. Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes
             (as of the immediately preceding Distribution Date
             after distributions of principal to Class A-1
             Noteholders on such Distribution Date)                       $36,930,674.77

            Multiplied by the Class A-1 Interest Rate                             5.430%

            Multiplied by actual days in the period, in case
             of the first Distribution Date, by 34/360                        0.08611111      $172,681.68
                                                                          --------------
            Plus any unpaid Class A-1 Interest Carryover Shortfall                                  $0.00
                                                                                             ------------
            Class A-1 Interest Distributable Amount                                           $172,681.68
                                                                                           --------------
                                                                                           --------------
       C. Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes
             (as of the immediately preceding Distribution Date after
             distributions of principal to Class A-2 Noteholders on
             such Distribution Date)                                     $215,000,000.00

            Multiplied by the Class A-2 Interest Rate                              5.75%

            Multiplied by 1/12 or, in case of the first
             Distribution Date, by 33/360                                     0.08333333    $1,030,208.33
                                                                         ---------------
            Plus any unpaid Class A-2 Interest Carryover Shortfall                                  $0.00
                                                                                           --------------
            Class A-2 Interest Distributable Amount                                         $1,030,208.33
                                                                                           --------------
                                                                                           --------------
       D. Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3
             Notes (as of the immediately preceding Distribution
             Date after distributions of principal to Class A-3
             Noteholders on such Distribution Date)                      $125,000,000.00

            Multiplied by the Class A-3 Interest Rate                             5.950%

            Multiplied by 1/12 or, in case of the first
             Distribution Date, by 33/360                                     0.08333333      $619,791.67
                                                                        ----------------
            Plus any unpaid Class A-3 Interest Carryover Shortfall                                  $0.00
                                                                                           --------------
            Class A-3 Interest Distributable Amount                                           $619,791.67
                                                                                           --------------
                                                                                           --------------
       E. Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes
           (as of the immediately preceding Distribution Date
           after distributions of principal to Class A-4
           Noteholders on such Distribution Date)                        $150,000,000.00

          Multiplied by the Class A-4 Interest Rate                                6.05%

          Multiplied by 1/12 or, in case of the first Distribution
           Date, by 33/360                                                    0.08333333      $756,250.00
                                                                          --------------
          Plus any unpaid Class A-4 Interest Carryover Shortfall                                    $0.00
                                                                                             ------------
          Class A-4 Interest Distributable Amount                                             $756,250.00
                                                                                           --------------
                                                                                           --------------

F. Calculation of Class A-5 Interest Distributable Amount

   Class A-5 Monthly Interest Distributable Amount:

   Outstanding principal balance of the Class A-5 Notes
    (as of the immediately preceding Distribution Date
    after distributions of principal to Class A-5
    Noteholders on such Distribution Date)                    $89,500,000.00

   Multiplied by the Class A-5 Interest Rate                           6.25%

   Multiplied by 1/12 or, in case of the first
    Distribution Date, by 33/360                                  0.08333333      $466,145.83
                                                               -------------
   Plus any unpaid Class A-5 Interest Carryover Shortfall                               $0.00

   Class A-5 Interest Distributable Amount                                        $466,145.83
                                                                               --------------
                                                                               --------------

H. Calculation of Noteholders' Interest Distributable Amount

     Class A-1 Interest Distributable Amount                     $172,681.68
     Class A-2 Interest Distributable Amount                   $1,030,208.33
     Class A-3 Interest Distributable Amount                     $619,791.67
     Class A-4 Interest Distributable Amount                     $756,250.00
     Class A-5 Interest Distributable Amount                     $466,145.83

     Noteholders' Interest Distributable Amount                                 $3,045,077.51
                                                                               --------------
                                                                               --------------
I. Calculation of Noteholders' Principal Distributable
    Amount:

     Noteholders' Monthly Principal Distributable Amount:

     Principal Distribution Amount                            $18,778,548.91

     Multiplied by Noteholders' Percentage ((i)
      for each Distribution Date before the principal
      balance of the Class A-1 Notes is reduced to zero,
      100%, (ii) for the Distribution Date on which
      the principal balance of the Class A-1 Notes is
      reduced to zero, 100% until the principal balance of
      the Class A-1 Notes is reduced to zero and with respect
      to any remaining portion of the Principal Distribution
      Amount, the initial principal balance of the Class A-2
      Notes over the Aggregate Principal Balance (plus any
      funds remaining on deposit in the Pre-Funding Account)
      as of the Accounting Date for the preceding Distribution
      Date minus that portion of the Principal Distribution
      Amount applied to retire the Class A-1 Notes and (iii)
      for each Distribution Date thereafter, outstanding
      principal balance of the Class A-2 Notes on the
      Determination Date over the Aggregate Principal Balance
      (plus any funds remaining on deposit in the
      Pre-Funding Account) as of the Accounting Date for
      the preceding Distribution Date)                                100.00%  $18,778,548.91
                                                              --------------

  Unpaid Noteholders' Principal Carryover Shortfall                                     $0.00
                                                                               --------------
  Noteholders' Principal Distributable Amount                                  $18,778,548.91
                                                                               --------------
                                                                               --------------
J. Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable
      Amount payable to Class A-1 Notes (equal to entire
      Noteholders' Principal Distributable Amount until
      the principal balance of the Class A-1 Notes is
      reduced to zero)                                                         $18,778,548.91
                                                                              --------------
                                                                              --------------
      Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes  (no portion of the Noteholders' Principal
      Distributable Amount is payable to the Class A-2  Notes until the principal balance of the Class A-1 Notes has been reduced to zero;  thereafter, equal to the entire Noteholders'
      Principal Distributable Amount)                                                  $0.00
                                                                              --------------
                                                                              --------------

      K.  Calculation of Certificateholders' Interest Distributable
           Amount

            Certificateholders' Monthly Interest Distributable Amount:

            Certificate Balance (as of the close of business
             on the preceding Distribution Date)                       $73,000,000.00

            Multilpied by the Certificate Pass-Through Rate                    6.125%

            Multiplied by 1/12 or, in case of the first
             Distribution Date, by 33/360                                  0.08333333      $372,604.17
                                                                       --------------
            Plus any unpaid Certificateholders' Interest Carryover
             Shortfall                                                                           $0.00
                                                                                        --------------
            Certificateholders' Interest Distributable Amount                              $372,604.17
                                                                                        --------------
                                                                                        --------------
      L.  Calculation of Certificateholders' Principal
            Distributable Amount:

            Certificateholders' Monthly Principal Distributable Amount:

            Principal Distribution Amount                              $18,778,548.91

            Multiplied by Certificateholders' Percentage ((i) for
             each Distribution Date before the principal balance
             of the Class A-1 Notes is reduced to zero, 0%, (ii)
             for the Distribution Date on which the principal
             balance of the Class A-1 Notes is reduced to zero,
             0% until the principal balance of the Class A-1 Notes
             is reduced to zero and with respect to any remaining
             portion of the Principal Distribution Amount, 100%
             minus the Noteholders' Percentage (computed after
             giving effect to the retirement of the Class A-1 Notes)
             and (iii) for each Distribution Date thereafter, 100%
             minus Noteholders' Percentage)                                     0.00%           $0.00
                                                                       --------------
            Unpaid Certificateholders' Principal Carryover Shortfall                            $0.00
                                                                                       --------------
            Certificateholders' Principal Distributable Amount                                  $0.00
                                                                                       --------------
                                                                                       --------------
IX.   Pre-Funding Account

      A. Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account
          as of the preceding Distribution Date or, in
          the case of the first Disrtibution Date, as of
          the Closing Date Pre-Funded Amount                                                   $28.40
                                                                                       --------------
                                                                                               $28.40
                                                                                       --------------
                                                                                       --------------

         Less: withdrawals from the Pre-Funding Account
          in respect of transfers of Subsequent
          Receivables to the Trust occurring on a
          Subsequent Transfer Date (an amount equal to
          (a) $0 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the
          Trust) plus (b) $0 (an amount equal to $0
          multiplied by (A) one less (B)((i) the
          Pre-Funded Amount after giving effect to
          transfer of Subsequent Receivables over (ii) $0))                                     $0.00

         Less: any amounts remaining on deposit in the
          Pre-Funding Account in the case of the February
          1997  Distribution Date or in the case the
          amount on deposit in the Pre-Funding Account
          has been reduced to $100,000 or less as of the
          Distribution Date (see B below)                                                       $0.00
                                                                                       --------------
          Amount remaining on deposit in the Pre-Funding Account
           after Distribution Date                                              $0.00
                   Pre-Funded Amount                                   --------------
                                                                                                $0.00
                                                                                       --------------
                                                                                       --------------


IX.  Pre-Funding Account (cont.)

     B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account
         as a result of the Pre-Funded Amount not  being
         reduced to zero on the Distribution Date on or
         immediately preceding the end of the  Funding
         Period (February 1997 Distribution Date) or the
         Pre-Funded Amount being reduced  to $100,000 or
         less on any Distribution Date                                                        $0.00

        Class A-1 Prepayment Amount (equal to the
         Class A-1 Noteholders' pro rata share  (based
         on the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded
         Amount as of the  Distribution Date)                                                 $0.00

        Class A-2 Prepayment Amount (equal to the
         Class A-2 Noteholders' pro rata share  (based
         on the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded
         Amount as of the  Distribution Date)                                                 $0.00

        Class A-3 Prepayment Amount (equal to the
         Class A-3 Noteholders' pro rata share  (based
         on the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded
         Amount as of the  Distribution Date)                                                 $0.00

        Class A-4 Prepayment Amount (equal to the
         Class A-4 Noteholders' pro rata share  (based
         on the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded
         Amount as of the  Distribution Date)                                                 $0.00

        Class A-5 Prepayment Amount (equal to the
         Class A-5 Noteholders' pro rata share  (based
         on the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded
         Amount as of the  Distribution Date)                                                 $0.00

        Certificate Prepayment Amount (equal to the
         Certificateholders' pro rata share  (based on
         the respective current outstanding principal
         balance of each class of Notes  and the current
         Certificate Balance) of the Pre-Funded Amount
         as of the  Distribution Date)                                                        $0.00

     C. Prepayment Premiums:

        Class A-1 Prepayment Premium                                                          $0.00
        Class A-2 Prepayment Premium                                                          $0.00
        Class A-3 Prepayment Premium                                                          $0.00
        Class A-4 Prepayment Premium                                                          $0.00
        Class A-5 Prepayment Premium                                                          $0.00

        Certificate Prepayment Premium                                                        $0.00


X.   Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1
      Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, and Certificates:

        Product of (x) 6.08% (weighted average interest of Class A-1 Interest
        Rate,  Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest
        Rate, Class A-5 Interest Rate and Certificate Pass-Through Rate (based on the outstanding Class A-1 principal balance, Class A-2 principal balance,
        Class A-3 principal balance, Class A-4 principal balance, Class A-5 principal balance and Certificate Balance), divided by 360, (y) $0.00
        (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number
        of days until the February 1997 Distribution Date))                                $0.00

        Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded
        Amount on such Distribution Date) and (z) 0 (the number of days
        until the February 1997 Distribution Date)                                         $0.00
                                                                                           -----

     Requisite Reserve Amount                                                              $0.00
                                                                                           -----
                                                                                           -----

     Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
      Subaccount) as of the preceding Distribution Date or, in the case of the
      first Distribution Date, as of the Closing Date)                                      $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount)
      (which excess is to be deposited by the IndentureTrustee in the Reserve
      Account from amounts withdrawn from the Pre-Funding Account in respect of
      transfers of Subsequent Receivables)                                                 $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve Account
      (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve
      Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
      General Partners from amounts withdrawn from the Pre-Funding Account in
      respect of transfers of Subsequent Receivables)                                      $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback
      Subaccount) to cover the excess, if any, of total amount payable over
      Available Funds (see IV above)                                                       $0.00
                                                                                          -----

     Amount remaining on deposit in the Reserve Account (other than the Class A-1
      Holdback Subaccount) after the Distribution Date                                     $0.00
                                                                                           -----
                                                                                           -----
XI.  Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the
      Closing Date, as applicable,                                                        $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original
      Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date preceding the
      Distribution Date))                                                                  $0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
      to cover a Class A-1 Maturity Shortfall (see IV above)                               $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
      Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by
      the Indenture Trustee to the General Partners)                                       $0.00
                                                                                           -----

     Class A-1 Holdback Subaccount immediately following the Distribution Date             $0.00
                                                                                           -----
                                                                                           -----

XII.   Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period  $689,430,646.37
       Multiplied by Basic Servicing Fee Rate                                            1.00%
       Divided by Months per year                                                    0.083333%
                                                                                --------------
       Basic Servicing Fee                                                                         $574,525.54

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

       Supplemental Servicing Fees                                                                       $0.00
                                                                                                   -----------
       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $  574,525.54
                                                                                                                    -------------
                                                                                                                    -------------

XIII.  Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period
                Class A-1 Notes                                                                                   $36,930,674.77
                Class A-2 Notes                                                                                  $215,000,000.00
                Class A-3 Notes                                                                                  $125,000,000.00
                Class A-4 Notes                                                                                  $150,000,000.00
                Class A-5 Notes                                                                                   $89,500,000.00

          b. Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                                   $18,778,548.91
                Class A-2 Notes                                                                                            $0.00
                Class A-3 Notes                                                                                            $0.00
                Class A-4 Notes                                                                                            $0.00
                Class A-5 Notes                                                                                            $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                                   $18,152,125.86
                Class A-2 Notes                                                                                  $215,000,000.00
                Class A-3 Notes                                                                                  $125,000,000.00
                Class A-4 Notes                                                                                  $150,000,000.00
                Class A-5 Notes                                                                                   $89,500,000.00

          d. Interest distributed to Noteholders
                Class A-1 Notes                                                                                      $172,681.68
                Class A-2 Notes                                                                                    $1,030,208.33
                Class A-3 Notes                                                                                      $619,791.67
                Class A-4 Notes                                                                                      $756,250.00
                Class A-5 Notes                                                                                      $466,145.83

          e. Remaining Certificate Balance                                                                        $73,000,000.00

          f. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
             4. Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
             5. Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
             7. Certificateholders' Interest Carryover Shortfall, if any (and change in amount from preceding
                 statement)                                                                                                $0.00
             8. Certificateholders' Principal Carryover Shortfall, if any (and change in amount from preceding
                 statement)                                                                                                $0.00

XIV.  Information for Preparation of Statements to Noteholders (continued)
       g. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1. Reserve Account                                                               $0.00
          2. Spread Account Class A-1 Holdback Subaccount                                  $0.00
          3. Claim on the Note Policy                                                      $0.00

       h. Remaining Pre-Funded Amount                                                                       $28.40

       i. Remaining Reserve Amount                                                                           $0.00

       j. Amount on deposit on Class A-1 Holdback Subaccount                                                 $0.00

       k. Prepayment amounts
             Class A-1 Prepayment Amount                                                                     $0.00
             Class A-2 Prepayment Amount                                                                     $0.00
             Class A-3 Prepayment Amount                                                                     $0.00
             Class A-4 Prepayment Amount                                                                     $0.00
             Class A-5 Prepayment Amount                                                                     $0.00

       l. Prepayment Premiums
             Class A-1 Prepayment Premium                                                                    $0.00
             Class A-2 Prepayment Premium                                                                    $0.00
             Class A-3 Prepayment Premium                                                                    $0.00
             Class A-4 Prepayment Premium                                                                    $0.00
             Class A-5 Prepayment Premium                                                                    $0.00

       m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
          if any, paid by the Trustee on behalf of the Trust                                           $574,525.54

       n. Note Pool Factors (after giving effect to distributions on the
            Distribution Date)
              Class A-1 Notes                                                                           0.23422098
              Class A-2 Notes                                                                           1.00000000
              Class A-3 Notes                                                                           1.00000000
              Class A-4 Notes                                                                           1.00000000
              Class A-5 Notes                                                                           1.00000000

XV.   Information for Preparation of Statements to Certificateholders
       a. Aggregate Certificate Balance as of first day of Monthly Period                           $73,000,000.00

       b. Amount distributed to Certificateholders allocable to principal                                    $0.00

       c. Aggregate Certificate Balance (after giving effect to
          distributions on the Distribution Date)                                                   $73,000,000.00

       d. Interest distributed to Certificateholders                                                   $372,604.17

       e. Remaining Certificate Balance                                                             $73,000,000.00

       f. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
             Class A-1 Notes                                                                        $18,152,125.86
             Class A-2 Notes                                                                       $215,000,000.00
             Class A-3 Notes                                                                       $125,000,000.00
             Class A-4 Notes                                                                       $150,000,000.00
             Class A-5 Notes                                                                        $89,500,000.00

       g. 1. Class A-1 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          2. Class A-2 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          3. Class A-3 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          4. Class A-4 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          5. Class A-5 Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          7. Certificateholders' Interest Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00
          8. Certificateholders' Principal Carryover Shortfall, if any (and change in
              amount from preceding statement)                                                               $0.00

       h. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1. Reserve Account                                                               $0.00
          2. Spread Account                                                                $0.00
          3. Claim on the Certificate Policy                                               $0.00

       i.    Remaining Pre-Funded Amount                                                                    $28.40

       j. Remaining Reserve Amount                                                                           $0.00

       k. Certificate Prepayment Amount                                                                      $0.00

       l. Certificate Prepayment Premium                                                                     $0.00

       m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
            fees, if any, paid by the Trustee on behalf of the Trust                                   $574,525.54

       n. Certificate Pool Factor (after giving effect to distributions on the
           Distribution Date)                                                                           1.00000000


  XVI. Pool Balance and Aggregate Principal Balance

        Original Pool Balance at beginning of Monthly Period                   $729,999,971.60
        Subsequent Receivables                                                           $0.00
                                                                               ---------------
        Original Pool Balance at end of Monthly Period                         $729,999,971.60
                                                                               ---------------
                                                                               ---------------
        Aggregate Principal Balance as of preceding Accounting Date            $689,430,646.37
        Aggregate Principal Balance as of current Accounting Date              $670,652,097.46



     Monthly Period Liquidated Receivables      Monthly Period Administrative Receivables
              LOAN #                AMOUNT               LOAN #                     AMOUNT
              ------                ------               ------                     ------
        see attached listing     $9,013.90           see attached listing          $64,515.22
                             $2,806,469.33                                              $0.00
                                $44,048.57                                              $0.00
                                 $1,894.93                                         ----------
                             -------------                                         $64,515.22
                             $2,861,426.73                                         ----------
                             -------------                                         ----------
                             -------------

XVIII. Delinquency Ratio

 Sum of Principal Balances (as of the Accounting Date)
   of all Receivables delinquent more than 30 days with
   respect to all or any portion of a Scheduled Payment
   as of the Accounting Date                             $ 15,177,316.47

 Aggregate Principal Balance as of the Accounting Date   $670,652,097.46
                                                         ---------------
 Delinquency Ratio                                                                 2.26306852%
                                                                                   -----------
                                                                                   -----------


 IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                       OLYMPIC FINANCIAL LTD.


                                       By:   /s/ Michael J. Sherman
                                             -------------------------------
                                     Name:   Michael J. Sherman
                                     Title:  Vice President/Treasurer